U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 22, 2002



                            LEGENDS ENTERPRISES, INC.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)



     Oregon                         0-31677                      93-1179335
     ------                         -------                      ----------
 State or other              Commission File Number        (IRS Employer ID No.)
jurisdiction of
 incorporation)



                              18848 SE Highway 212
                                Clackamas, Oregon
                                -----------------
                    (Address of principal executive offices)

                                      07915
                                      -----
                                   (Zip Code)

                                 (503) 658-4276
                                 --------------
                           (Issuer's Telephone Number)

Item 4.  Changes in Registrant's Certifying Accountant.

     On July 22, 2002,, Horton & Company, L.L.C., the Registrant's independent accountant for the Registrant's fiscal year ended December 31, 2000, resigned. The Registrant's financial statements for its fiscal year ended December 31, 2000 contained a going concern opinion.

     Also on July 22, 2002, the Registrant engaged the accounting firm of Lazar Levine & Felix LLP independent public accountants, to audit the Registrant's fiscal years ended December 31, 2001, as well as future financial statements, to replace the firm of Horton & Company, L.L.C., which was the independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Horton & Company, L.L.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Horton & Company, L.L.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Horton & Company, L.L.C. furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated July 23, 2002, is filed as Exhibit 16.1 to this Form 8-K.

Item 7(c).  Exhibits.

         Number                     Exhibit

         16.1 Letter of Resignation of Registrant's independent certified accountant, Horton & Company, L.L.C.



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


                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         LEGENDS ENTERPRISES, INC.
                                         (Registrant)

                                         Dated: July 23, 2002


                                         By: s/Thomas J. Bolera
                                            -------------------------------
                                            Dr. Thomas J. Bolera, President


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

Exhibit 16.1
------------





                                                     July 23, 2002


Securities and Exchange Commission
Washington, D.C. 20549


Horton & Company, LLC (a predecessor firm of Citrin Cooperman & Company, LLP) was previously the auditors for Legends Enterprises, Inc. On March 14, 2001, Horton & Company, LLC reported on the financial statements of Legends Enterprises, Inc. as of December 31, 2000 and 1999, and for the years then ended and for the period June 21, 1995 (inception) through December 31, 2000. On July 22, 2002, we resigned as the auditors of Legends Enterprises, Inc. We have read the statements made by Legends Enterprises, Inc., included under Item 4 of its Form 8-K dated July 23, 2002 and we agree with such statements.


                                           Very truly yours,

                                           s/Citrin Cooperman & Company, LLP

                                           Citrin Cooperman & Company, LLP





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